SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 20, 2004
(Date of earliest event reported)

Independence Community Bank Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-23229	11-3387931

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 Montague Street, Brooklyn, New York	11201

(Address of principal executive offices)	(Zip Code)

(718) 722-5300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

TABLE OF CONTENTS

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description

99.1	Press Release dated January 20, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 20, 2004, Independence Community Bank Corp. (the “Company”) reported its results of operations for the quarter and year ended December 31, 2003.

     For additional information, reference is made to the Company’s press release dated January 20, 2004 which is included as Exhibit 99.1 and is incorporated herein by reference thereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENCE COMMUNITY BANK CORP.

Date: January 20, 2004	By:	/s/ Frank W. Baier

Frank W. Baier
Executive Vice President
Chief Financial Officer and
Treasurer

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